                                                                   EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 21, 2003, in the Registration Statement (Form
F-1) and related Prospectus of Lipman Electronic Engineering Ltd. dated January
12, 2004.

                                                   /s/ Kost, Forer & Gabbay
                                               A Member of Ernst & Young Global

Tel-Aviv, Israel
January 7, 2004